UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 JANUARY 8, 2007
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-51290                 52-1841431
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

        777 OLD SAW MILL RIVER ROAD
            TARRYTOWN, NEW YORK                                         10591
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 (Address of principal executive offices)                            (Zip Code)

                                 (914) 606-3500
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

COMPENSATION ARRANGEMENTS

On January 8, 2007, the Board of Directors of EpiCept Corporation, a Delaware corporation (the "Company") authorized a salary increase, retroactive to January 1, 2007, to: John V. Talley (President and Chief Executive Officer), bringing his base salary to $400,000; Robert W. Cook (Chief Financial Officer and Senior Vice President, Finance and Administration), bringing his base salary to $260,000; Dileep Bhagwat (Senior Vice President, Pharmaceutical Development), bringing his base salary to $250,000; Ben Tseng (Chief Scientific Officer), bringing his base salary to $250,000; Michael Damask (Chief Medical Officer and Vice President of Medical Affairs), bringing his base salary to $240,000; and Michael Chen (Vice President, Global Business Development), bringing his base salary to $230,000.


STOCK OPTIONS

On January 8, 2007, the Compensation Committee of the Board of Directors of the Company awarded the following options to acquire a total of 588,595 shares of EpiCept common stock pursuant to EpiCept's 2005 Equity Incentive Plan (the "2005 Plan") to certain executive officers of EpiCept: (1) options to purchase 273,665 shares granted to John V. Talley (President and Chief Executive Officer), (2) options to purchase 62,500 shares granted to Robert W. Cook (Chief Financial Officer and Senior Vice President, Finance and Administration), (3) options to purchase 95,765 shares granted to Dileep Bhagwat (Senior Vice President, Pharmaceutical Development), (4) options to purchase 73,665 shares to Ben Tseng (Chief Scientific Officer), and (5) options to purchase 47,310 shares to Michael Chen (Vice President, Global Business Development).

The exercise price of the options is $1.46 per share, which was the closing price of the Company's common stock on the date of the grant. The options vest ratably on a monthly basis over 48 months. Each of the options expire on January 8, 2017.


RESTRICTED STOCK GRANTS

On January 8, 2007, the Board of Directors of the Company awarded the following grant of restricted stock, amounting to 146,704 shares of EpiCept common stock pursuant to the 2005 Plan to certain executive officers of EpiCept: (1) grant of 68,168 shares of restricted stock to John V. Talley (President and Chief Executive Officer), (2) grant of 15,750 shares of restricted stock to Robert W. Cook (Chief Financial Officer and Senior Vice President, Finance and Administration), (3) grant of 23,618 shares of restricted stock to Dileep Bhagwat (Senior Vice President, Pharmaceutical Development), (4) grant of 18,168 shares of restricted stock to Ben Tseng (Chief Scientific Officer), and (5) grant of 11,970 shares of restricted stock to Michael Chen (Vice President, Global Business Development).

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The options vest ratably on a monthly basis over 48 months. Restricted stock award expires upon reporting person's termination of employment, if that termination occurs with the four year vesting period.





















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EPICEPT CORPORATION


                                              /s/ Robert W. Cook
                                            -----------------------------------
                                            Name: Robert W. Cook
                                            Title: Chief Financial Officer

Date:  January 12, 2007









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